                                                                  EXHIBIT 10.4.6




                        FIRST AMENDMENT TO LOAN DOCUMENTS

                         Dated as of November, 11, 2003

                                      Among

 LODGIAN DENVER LLC, LODGIAN NORTH MIAMI LLC, LODGIAN COCONUT GROVE LLC, LODGIAN
      AUGUSTA LLC, LODGIAN FLORENCE LLC, LODGIAN FORT MITCHELL LLC, LODGIAN LAFAYETTE LLC, LODGIAN MERRIMACK LLC, LODGIAN HAMBURG LLC, LODGIAN SYRACUSE
 LLC, LODGIAN CINCINNATI LLC, LODGIAN TULSA LLC, LODGIAN JACKSON LLC, LODGIAN
      MEMPHIS LLC, LODGIAN COLCHESTER LLC, LODGIAN BRIDGEPORT LLC, LODGIAN
                   FAIRMONT LLC, AND LODGIAN MORGANTOWN LLC,

                            collectively, as Borrower

                                  LODGIAN, INC.

                                  as Guarantor

                                       and

                          LEHMAN BROTHERS HOLDINGS INC.

                                    as Lender

                        FIRST AMENDMENT TO LOAN DOCUMENTS


         THIS FIRST AMENDMENT TO LOAN DOCUMENTS dated as of November 11, 2003, (this "Amendment") among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an address at 399 Park Avenue, New York, New York 10022 ("Lender"); LODGIAN DENVER LLC, LODGIAN NORTH MIAMI LLC, LODGIAN COCONUT GROVE LLC, LODGIAN AUGUSTA LLC, LODGIAN FLORENCE LLC, LODGIAN FORT MITCHELL LLC, LODGIAN LAFAYETTE LLC, LODGIAN MERRIMACK LLC, LODGIAN HAMBURG LLC, LODGIAN SYRACUSE LLC, LODGIAN CINCINNATI LLC, LODGIAN TULSA LLC, LODGIAN JACKSON LLC, LODGIAN MEMPHIS LLC, LODGIAN COLCHESTER LLC, LODGIAN BRIDGEPORT LLC, LODGIAN FAIRMONT LLC, and LODGIAN MORGANTOWN LLC, each a Delaware limited liability company, having its principal place of business at c/o Lodgian, Inc., 3445 Peachtree Road, N.E. -- Suite 700, Atlanta, Georgia 30326 (collectively, "Borrower"), and LODGIAN, INC., a Delaware limited liability company, having its principal place of business at 3445 Peachtree Road, N.E. -- Suite 700, Atlanta, Georgia 30326 ("Guarantor").

                                   WITNESSETH:

         WHEREAS, on May 22, 2003, Lender made a loan to Borrower in the principal amount of $80,000,000.00 (the "Loan") which is, among other things:
(a) evidenced by a certain Consolidated, Amended and Restated Mortgage Note dated May 22, 2003 made by Borrower in favor of Lender (the "Note") and governed by a certain Loan Agreement dated as of May 22, 2003, between Borrower and Lender (the "Loan Agreement"); (b) guarantied pursuant to a certain Principal's Agreement dated as of May 22, 2003, by Guarantor in favor of Lender; and (c) secured by, among other things, certain mortgages and deeds of trust each dated as of May 22, 2003, by each of the individual entities that comprise Borrower in favor of Lender (the "Security Instruments") and a certain Environmental Indemnity Agreement dated as of May 22, 2003, by Guarantor and Borrower in favor of Lender; and

         WHEREAS, Lender, Borrower and Guarantor desire to amend the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) to which they are a party in the manner hereinafter provided.

         NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree that the Loan Agreement and the Loan Documents are hereby amended as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

         2. Borrower, Guarantor and Lender, in each of their respective capacities under the Loan Documents, hereby amend each of the Loan Documents as of the date hereof to provide that each reference in any Loan Document to the Loan Agreement shall be a reference to the Loan Agreement as amended hereby and as the Loan Agreement may hereafter be further amended or restated, replaced, supplemented or otherwise modified from time to time, and each such Loan Document is so amended.

         3. Section 1 of the Loan Agreement is hereby amended in the following respects, effective from and after the date hereof:

         (a) The definition of "Sale Properties" is hereby amended in its entirety to read as follows:

                  "Sale Properties" means, collectively, (i) Mayfair House, 3000 Florida Ave., Miami, FL 33131, (ii) Holiday Inn N. Miami, 12210 Biscayne Blvd., Miami, FL 33181, (iii) Holiday Inn, 1400 Saratoga Ave., Morgantown, WV 26505 (iv) 800 West 8th St., Cincinnati, OH 45203, (v) Holiday Inn, 2100 Dixie Hwy., Ft. Mitchell, KY 41011, (vi) Holiday Inn, 8050 Holiday Place, Florence, KY 41042, (vii) Holiday Inn, 100 Farrell Rd., Syracuse, NY 13209, and (viii) Holiday Inn Sycamore, 6101 Shelby Oaks Dr., Memphis, TN 38134.

         4. Each of Borrower and Guarantor hereby ratify, affirm, reaffirm, confirm and acknowledge to Lender each of their respective representations, warranties, covenants and agreements in the Loan Documents, as amended hereby, as of the date hereof and after giving effect to the terms and provisions of this Amendment.

         5. Each of Borrower and Guarantor hereby represents and warrants that there are no rights of set-off, offsets, claims, counterclaims, credits or defenses to the payment or performance of its obligations under the Loan Documents, as amended hereby, to which it is a party, and that as of the date hereof no event has occurred which would constitute an Event of Default under the Loan Documents, to which it is a party.

         6. Each of Borrower and Guarantor hereby ratifies, affirms, reaffirms, confirms, acknowledges and agrees that the Loan Documents, as amended hereby, to which it is a party, represent the valid, enforceable and collectible obligations of Borrower and Guarantor and confirms that the liens, security interests, assignments and other rights evidenced by the Loan Documents, as amended hereby, to which it is a party, continue uninterrupted from the date of the Loan and shall continue uninterrupted under the Loan Documents. Each of Borrower and Guarantor agrees that neither this Amendment nor the Loan Documents constitute a novation of the Loan in any matter whatsoever.

         7. Each of Borrower and Guarantor hereby waives, discharges and releases forever any and all existing claims and defenses, personal or otherwise, and rights of set-off that it may have against Lender or which might affect the enforceability of Lender's rights and remedies under the Loan Documents as amended hereby, to which it is a party.

         8. This Amendment is limited as specified and other than the specific amendments contained herein shall not constitute an amendment, modification or waiver of, or otherwise affect, in any way, any other provisions of the Loan Documents as amended hereby, and they are ratified, affirmed, reaffirmed and confirmed in all respects.

         9. Each of Borrower and Guarantor agree to execute and deliver, or cause to be executed and delivered, to Lender, at the sole cost and expense of Borrower, all additional documents, instruments and certificates reasonably considered necessary by Lender to cause this Amendment, the Loan Documents or any other document, instrument or certificate executed in connection therewith to be, become or remain valid and effective in accordance with its terms or in order to implement more fully the intent of this Amendment or such other document, instrument or certificate.

         10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         11. If any term, covenant or condition of this Amendment is held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

         12. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH JURISDICTION.

         13. Each of Borrower and Guarantor hereby declares and acknowledges that it hereby receives, without charge, a true copy of this Amendment.


                     [THERE IS NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                      LENDER:

                                      LEHMAN BROTHERS HOLDINGS INC.,
                                      a Delaware corporation


                                      By:  /s/ Alan Kanders
                                         ------------------------------------
                                           Name:    Alan Kanders
                                           Title:   Authorized Signatory


                                      BORROWER:

                                      LODGIAN DENVER LLC
                                      LODGIAN NORTH MIAMI LLC
                                      LODGIAN COCONUT GROVE LLC
                                      LODGIAN AUGUSTA LLC
                                      LODGIAN FLORENCE LLC
                                      LODGIAN FORT MITCHELL LLC
                                      LODGIAN LAFAYETTE LLC
                                      LODGIAN MERRIMACK LLC
                                      LODGIAN HAMBURG LLC
                                      LODGIAN SYRACUSE LLC
                                      LODGIAN CINCINNATI LLC
                                      LODGIAN TULSA LLC
                                      LODGIAN JACKSON LLC
                                      LODGIAN MEMPHIS LLC
                                      LODGIAN COLCHESTER LLC
                                      LODGIAN BRIDGEPORT LLC
                                      LODGIAN FAIRMONT LLC
                                      LODGIAN MORGANTOWN LLC,
                                      each a Delaware limited
                                      liability company


                                      By:  /s/ Daniel E. Ellis
                                         ------------------------------------
                                           Name:  Daniel E. Ellis
                                           Title: Vice President

                                      GUARANTOR:


                                      LODGIAN, INC.,
                                      a Delaware corporation


                                      By:  /s/ Daniel E. Ellis
                                         ---------------------------------------
                                           Name:    Daniel E. Ellis
                                           Title:   Senior Vice President and
                                                    General Counsel

STATE OF NEW YORK       )
                        :   ss.:
COUNTY OF NEW YORK      )

         On the 4th day of November in the year 2003, before me, the undersigned, personally appeared Alan Kanders, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, that by his/h signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the State of New York, County of New York.

                                                  /s/ Saleenah Callaway
                                                  -----------------------------
                                                     Notary Public
SALEENAH CALLAWAY
Notary Public, State of New York
Certificate Filed in New York County
Commission Expires 9/18/06
#01 CA 6047908
(Notarial Seal)

STATE OF GEORGIA  )
                  :    ss.:
COUNTY OF FULTON  )

         On the 19th day of September in the year 2003, before me, the undersigned, personally appeared Daniel E. Ellis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the State of Georgia County of Fulton.

                                               /s/ Patricia E. Whigham
                                               --------------------------------
                                                    Notary Public
NOTARY PUBLIC, ROCKDALE COUNTY, GEORGIA
My Commission Expires November 7, 2005
(Notarial Seal)

STATE OF GEORGIA  )
                  :    ss.:
COUNTY OF FULTON  )

         On the 19th day of September in the year 2003, before me, the undersigned, personally appeared Daniel E. Ellis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the State of Georgia County of Fulton.

                                                /s/ Patricia E. Whigham
                                                -------------------------------
                                                    Notary Public
NOTARY PUBLIC, ROCKDALE COUNTY, GEORGIA
My Commission Expires November 7, 2005
(Notarial Seal)



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